Ivy Funds

Supplement dated August 24, 2020 to the

Ivy Funds Statement of Additional Information

dated January 31, 2020

as supplemented April 10, 2020 and June 19, 2020

1)	Effective October 1, 2020, the sales charge imposed on purchases of Class A shares of certain Funds will be reduced. Therefore, on that date, the Statement of Additional Information is revised as follows

∎	The first two charts on page 102 in the section “Investment Advisory and Other Services — Sales Charges for Class A and Class E (when offered) Shares” are deleted and replaced with the following:

Each Fund except Ivy Cash Management Fund, Ivy International Small Cap Fund and Ivy Apollo Multi-Asset Income Fund

Class A Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $500,000	2.50%	2.56%	2.00%
$500,000 and over[2]	0.00	0.00	see below

Ivy International Small Cap Fund and Ivy Apollo Multi-Asset Income Fund

Class A Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $300,000	3.50%	3.63%	2.80%
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $500,000 or more in a Fund ($250,000 or more for Class E shares), although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

2)	Effective immediately, the low balance fee for Class A Shares of the Funds will be eliminated, and your account will NOT be assessed an account fee of $20 if your account balance is below $650 at the start of business on the Friday prior to the last full week of September (i.e., September 18, 2020). As a result, effective October 1, 2020, the Statement of Additional Information is revised as follows:

∎	The third paragraph of the section “Purchase, Redemption and Pricing of Shares — Purchase of Shares — Minimum Initial and Subsequent Investments” on page 125 is deleted.

Supplement	Statement of Additional Information	1